                                                                   Exhibit 10.7

          The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act and such laws or an exemption from registration under such Act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available.

                                     NOTE

$200,000.00                                            February 16, 2001

     For value received, the undersigned, SERACARE, INC., a Delaware corporation having an address at 1925 Century Park East, Suite 1970, Los Angeles, Ca 90067 (the "BORROWER"), hereby promises to pay to the order of Samuel A. and Mary Ann Anderson Trust, 63 Beacon Bay, Newport Beach, CA 92660 (the "PAYEE"), the principal sum of Two Hundred Thousand Dollars ($200,000.00), on March 30, 2001, together with all accrued interest through and including the date of payment (the "INITIAL MATURITY DATE"). At the option of the borrower, the Maturity Date may be extended through and until June 14, 2001 (the "FINAL MATURITY DATE"), Interest shall be payable at a rate per annum (computed for actual days elapsed on the basis of a 365-day year) of twelve percent (12.0%). The Borrower may prepay this Note at any time prior to the due date hereof, in full, without premium or penalty.

     Payments of both principal and interest on this Note are to be made at 63 Beacon Bay, Newport Beach, CA 92660, or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

     The Borrower shall pay reasonable costs and expenses of collection, including, without limitation, reasonable attorney's fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note and either the holder obtains a judgment in its favor that is not appealed from or is upheld on appeal, or such action, suite or proceeding is settled with any sum due and owing to the holder as a result of such settlement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICT OF LAWS.

     THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEW YORK OR IN THE STATE OF CALIFORNIA, OR IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF CALIFORNIA. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION
OF ANY OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING. BY ITS ACCEPTANCE OF THIS NOTE BY THE HOLDER AND BY THE EXECUTION HEREOF BY THE BORROWER, EACH AGREES THAT ANY AND ALL LEGAL ACTION RELATING TO THIS NOTE SHALL BE BROUGHT, AND MAINTAINED, ONLY IN SUCH COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT AT THE ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS AS THE BORROWER SHALL HAVE THERETOFORE NOTIFIED THE HOLDER HEREOF IN WRITING OR IN ANY OTHER MANNER PERMITTED BY LAW. IN THE EVENT SERVICE ON THE BORROWER IS EFFECTED AS SET FORTH IN THE PRECEDING SENTENCE, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, FORUM NON CONVENIENS, OR ANY SIMILAR BASIS.


                                       SERACARE, INC.



                                        By: /s/ JERRY L. BURDICK
                                           --------------------------